EXHIBIT 4.8

FORM OF DEPOSITARY RECEIPT

RAYMOND JAMES FINANCIAL, INC.

(FORM OF FACE OF RECEIPT)

NEITHER THE DEPOSITARY SHARES NOR THE SHARES (EACH AS DEFINED BELOW) ARE DEPOSITS OF RAYMOND JAMES FINANCIAL, INC. OR ANY BANKING SUBSIDIARY THEREOF AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

[TEMPORARY RECEIPT - Exchangeable for Definitive Receipt When Ready for Delivery]

NUMBER	DEPOSITARY SHARES
CERTIFICATE FOR (NOT MORE THAN) DEPOSITARY SHARES

TDR—	[CUSIP ]

DEPOSITARY RECEIPT FOR DEPOSITARY SHARES,

REPRESENTING PREFERRED STOCK, SERIES          OF

RAYMOND JAMES FINANCIAL, INC.

INCORPORATED UNDER THE LAWS OF

THE STATE OF FLORIDA

SEE REVERSE FOR

CERTAIN DEFINITIONS

                    , as Depository (the “Depository”), hereby certifies that                      is the registered owner of                      DEPOSITARY SHARES (“Depositary Shares”), each Depositary Share representing [specify fraction] of one share of Preferred Stock, Series                     , par value $0.10 (the “Shares”), of Raymond James Financial, Inc., a Florida corporation (the “Corporation”), on deposit with the Depository, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of                     , 20     (the “Deposit Agreement”), between the Corporation and the Depository. By accepting this Depositary Receipt the holder becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. [The Shares and Depositary Shares are redeemable on and after                     , 20    , at the option of the Corporation.] This Depositary Receipt shall not be valid or obligatory for any purpose or entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depository by the manual signature of a duly authorized officer or, if executed in facsimile by the Depository, countersigned by a Registrar in respect of the Depositary Receipts by the manual signature of a duly authorized officer thereof.

Dated:

Depository	Registrar	Transfer Agent

By:	By:	[By:	]
Authorized Officer	Authorized Officer	Authorized Officer

[FORM OF REVERSE OF RECEIPT]

RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC. WILL, UPON REQUEST, FURNISH ANY HOLDER OF A RECEIPT WITHOUT CHARGE A COPY OF THE DEPOSIT AGREEMENT AND A COPY OF THE PORTIONS OF THE ARTICLES OF AMENDMENT OR RESOLUTIONS CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES OF PREFERRED STOCK. [ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS RECEIPT.]

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this Receipt, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM—	as tenants in common
TEN ENT—	as tenants by the entireties
JT TEN—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —	as Custodian for
	(Cust)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or typewrite name and address; including postal zip code of Assignee)

                     Depositary Shares represented by the within receipt, and do hereby irrevocably constitute and appoint                      Attorney to transfer those Depositary Shares on the books of the within-named Depository with full power of substitution in the premises.

Dated:
Signature Guaranteed:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Receipt in every particular, without alteration or enlargement or any change whatever

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